UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                        OCTOBER 7, 2004 (OCTOBER 1, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                     1-13726                    73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


   6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA              73118
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         (Address of principal executive offices)                (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.1425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On October 1, 2004, Chesapeake Energy Corporation granted each non-employee director options to purchase 12,500 shares of its common stock at an exercise price of $16.08 per share, which was the closing price of the shares on such date. Directors who received grants are Breene M. Kerr, Frank A. Keating, Charles T. Maxwell, Shannon T. Self and Frederick B. Whittemore. The options will expire three years following an optionee's termination of service as a director or, if earlier, on the tenth anniversary of the date of grant. If an optionee's membership on the Board of Directors is terminated for cause, however, the options will expire thirty days after such termination. The grant of options to purchase 8,000 shares was made subject to shareholder approval. The remaining options to purchase 4,500 shares are immediately exercisable.

The options are generally nontransferable, but are transferable to (i) the ex-spouse of an optionee pursuant to the terms of a qualified domestic relations order, (ii) the spouse, children or grandchildren of the optionee, (iii) a trust for the exclusive benefit of such immediate family members, or (iv) a partnership in which such immediate family members are the only partners.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CHESAPEAKE ENERGY CORPORATION
                                  By:     AUBREY K. MCCLENDON
                                         --------------------------------------
                                          Aubrey K. McClendon
                                          Chairman of the Board and
                                          Chief Executive Officer



Dated:        October 7, 2004


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